Exhibit 99.1
Filed pursuant to Rule 425 under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Filing Person: Griffin Capital Essential Asset REIT
Subject Company: Signature Office REIT
Commission File No.: 000-54248

Griffin Capital Essential Asset REIT to Merge With Signature Office REIT

November 2014




GE Oil & Gas

United Technologies Corporation | Griffin Capital Essential Asset REIT

GE Oil & Gas | Signature Office REIT

GRIFFIN CAPITAL ESSENTIAL ASSET REIT

SIGNATURE OFFICE REIT

Disclaimer

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of GCEAR and Signature and can be identified by the use of words such as "may," "will," "should," "would," "assume," "outlook," "seek," "plan," "believe," "expect," "anticipate," "intend," "estimate," "forecast," and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed Merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Merger or failure to satisfy other conditions to completion of the Merger; (3) the inability to complete the Merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed Merger; (5) the effect of the announcement of the Merger on GCEAR's or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor GCEAR guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in GCEAR's and Signature's filings with the SEC and are available at the SEC's website at http://www.sec.gov, including Item 1A. Risk Factors in each company's Annual Report on Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed Merger, will be more fully discussed in the Joint Proxy Statement/Prospectus that will be included in the Registration Statement on Form S-4 that GCEAR and Signature will file with the SEC in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, GCEAR does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. GCEAR and Signature expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus. **WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GCEAR AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GCEAR, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY**. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC's website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing GCEAR's website (http://www.griffincapital.com/griffin-capital-essential-asset-reit) or by accessing Signature's website (http://www.signaturereit.com). Investors may also read and copy any reports, statements and other information filed by GCEAR or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding GCEAR's directors and executive officers is available in its proxy statement filed with the SEC by GCEAR on April 18, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Signature's directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the Merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the Merger, the details of those benefits will be described in the joint proxy statement/prospectus relating to the Merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger when it becomes available.

Transaction Overview

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

Strategic Combination of Complementary Single-Tenant Net Lease Platforms

Deal Summary

- Griffin Capital Essential Asset REIT ("GCEAR") has entered into a definitive agreement to merge with Signature Office REIT ("Signature"), which will create a premier office and industrial REIT predominantly comprised of single-tenant, net lease properties.
- The combined company will own a diversified portfolio of office and industrial assets leased to some of the world's largest and most recognizable corporations.
- Transaction provides incremental scale and additional Class "A" office exposure to the GCEAR platform while allowing Signature stockholders to realize enhanced geographic and tenancy diversification.
- Signature stockholders will hold in the aggregate approximately 24% of the common equity of GCEAR.

Financial Overview

- GCEAR will issue 2.04 shares of GCEAR for every Signature share in a stock-for-stock transaction.
- GCEAR will retire existing Signature corporate debt at closing.
- Pro forma capitalization of GCEAR at closing will be approximately $3 billion[(1)].
- GCEAR's current annualized distribution per share is $.6939 (based on the current distribution, this represents approximately $1.42 per Signature share at the 2.04 exchange ratio)[(2)].

(1) Capitalization based on gross proceeds raised in each company's respective equity offerings plus outstanding debt.
(2) Distributions are not guaranteed and are declared quarterly by the GCEAR board of directors in their sole discretion.

Transaction Overview (con't)

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT™

Management Team and Board

- One Signature independent director will become a non-voting board observer on the GCEAR Board of Directors.
- Kevin Shields, current Chairman and CEO of GCEAR, will serve in those same roles for the combined company.
- GCEAR's officers and Griffin Capital Corporation's (GCEAR's sponsor) management team will maintain current roles.

Timing

- Expected to close first half of 2015.
- Transaction will require Signature stockholder approval among other customary closing conditions.

Strategic Rationale

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE™ OFFICE REIT

- Creates an approximately $3 billion[(1)], predominantly single-tenant, net lease REIT focused on “business essential” office and industrial assets.
- Investment grade companies and their affiliates represent 74% of the combined company tenancy[(2)].
- Combined portfolio has expanded geographic, industry, and tenant diversification.
- Ability to capture synergies through the elimination of duplicative public company costs.
- Better positions the combined company for multiple potential liquidity options.

Strategic combination provides incremental value to GCEAR and Signature stockholders through increased scale and diversification.

(1) Capitalization based on gross proceeds raised in each company's respective equity offerings plus outstanding debt.

(2) Investment grade ratings are those of either tenant and/or guarantors with investment grade ratings, or whose non-guarantor parent companies have investment grade ratings. All GCEAR figures, except capitalization, exclude the 80% ownership interest in a joint venture with Digital Realty Trust, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. The property is fully leased to Facebook, Inc. and Morgan Stanley (Facebook is not an investment grade tenant). The gross acquisition value was $187.5 million, including closing costs, which was partially funded with a stand alone credit facility of $102.0 million. The initial investment made was $68.4 million. Based on Signature annualized net rents as of 9/30/14 and GCEAR net rents as reported in 3Q 2014 Form 10-Q.

Significantly Strengthens Platform and Adds Scale

Estimated combined capitalization of approximately $3 billion(4).

	Griffin Capital Essential Asset REIT	Signature Office REIT	Combined
Properties(1)	54	15	69
Square Feet(1)	12.6 million	2.6 million	15.2 million
Number of States(1)	19	8	21
Weighted Average Occupancy(1)	95%	99%	96%
Remaining Lease Term (years)(1)(2)	8.0	4.8	7.2
% Investment Grade Tenants(2)(3)	71%	84%	74%
Top 5 Tenant Concentration(2)	21%	55%	18%

Note: Per Griffin Capital Essential Asset REIT and Signature Office REIT 3Q2014 filings.

(1) All GCEAR figures, except capitalization, exclude the 80% ownership interest in a joint venture with Digital Realty Trust, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. The property is fully leased to Facebook, Inc. and Morgan Stanley (Facebook is not an investment grade tenant). The gross acquisition value was $187.5 million, including closing costs, which was partially funded with a stand alone credit facility of $102.0 million. The initial investment made was $68.4 million. Signature's portfolio includes 15 buildings, which have historically been grouped as 13 properties.

(2) Based on Signature annualized net rents as of 9/30/14 and GCEAR net rents as reported in 3Q 2014 Form 10-Q.

(3) Investment grade ratings are those of either tenant and/or guarantors with investment grade ratings, or whose non-guarantor parent companies have investment grade ratings.

(4) Capitalization based on gross proceeds raised in each company's respective equity offerings plus outstanding debt.

Complementary Portfolios

Both portfolios are focused on owning high-quality, predominantly single-tenant office and industrial assets.



GRIFFIN CAPITAL ESSENTIAL ASSET REIT
Office Single-Tenant(1), 84%
Industrial Single-Tenant, 11%
Office Multi-Tenant(2), 5%
SIGNATURE OFFICE REIT
Office Single-Tenant(1), 93%
Office Multi-Tenant(2), 7%
GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT
Office Single-Tenant(1), 86%
Industrial Single-Tenant, 8%
Office Multi-Tenant(2), 6%

Note: Based on Signature annualized net rents as of 9/30/14 and GCEAR net rents as reported in 3Q 2014 Form 10-Q. GCEAR figures exclude the 80% ownership interest in a joint venture with Digital Realty Trust, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. The property is fully leased to Facebook, Inc. and Morgan Stanley. The gross acquisition value was $187.5 million, including closing costs, which was partially funded with a stand alone credit facility of $102.0 million. The initial investment made was $68.4 million.

(1) Includes properties that are predominantly leased to single tenants.

(2) For the GCEAR Portfolio: only includes Eagle Rock, College Park, and One Century. For the Signature portfolio: only includes Four Parkway North.

Increased Geographic Diversity

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

The transaction will further the geographic diversification of each portfolio with assets across 21 states.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT + SIGNATURE OFFICE REIT = GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT



Northeast
12%
Southeast
19%
Southwest
25%
Midwest
26%
West 18%
Midwest
17%
Mid-
Atlantic
25%
Southeast
20%
Southwest
38%
Northeast
9%
Mid-
Atlantic 6%
Southeast
19%
Southwest
28%
Midwest
24%
West 14%

Note: Based on Signature annualized net rents as of 9/30/14 and GCEAR net rents as reported in 3Q 2014 Form 10-Q. GCEAR figures exclude the 80% ownership interest in a joint venture with Digital Realty Trust, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. The property is fully leased to Facebook, Inc. and Morgan Stanley. The gross acquisition value was $187.5 million, including closing costs, which was partially funded with a stand alone credit facility of $102.0 million. The initial investment made was $68.4 million.
For the Combined Company: Midwest includes IL, IN, KS, MI, MO, OH, WI. Southwest includes AZ, CO, TX. Southeast includes FL, GA, NC, SC, TN.
Mid-Atlantic includes MD, VA. Northeast includes NJ, PA. West includes CA, WA.

Strong Combined Economic Diversification

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

The combined tenancy spans 13 industries representing most major economic sectors.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT



Manufacturing 28%
Finance and Insurance 23%
Information 14%
Prof., Scientific and Tech. Services 8%
Wholesale Trade 6%
Other(1) 21%

SIGNATURE OFFICE REIT



Manufacturing 10%
Finance and Insurance 31%
Information 28%
Prof., Scientific and Tech. Services 11%
Mining, Quarrying, and Oil and Gas Extraction 18%
Other(1) 2%

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT



Manufacturing 23%
Finance and Insurance 25%
Information 18%
Prof., Scientific and Tech. Services 9%
Mining, Quarrying, and Oil and Gas Extraction 9%
Wholesale Trade 5%
Other(1) 11%

Note: Based on Signature annualized net rents as of 9/30/14 and GCEAR net rents as reported in 3Q 2014 Form 10-Q. GCEAR figures exclude the 80% ownership interest in a joint venture with Digital Realty Trust, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. The property is fully leased to Facebook, Inc. and Morgan Stanley. The gross acquisition value was $187.5 million, including closing costs, which was partially funded with a stand alone credit facility of $102.0 million. The initial investment made was $68.4 million.

(1) Other includes, but is not limited to: retail trade, accommodations and food services, administrative / support, waste management and remediation services and healthcare and social assistance.

Addition of High Quality Tenants

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

GRIFFIN CAPITAL ESSENTIAL ASSET REIT

Top Tenants	% of Portfolio[(1)]	S&P[(2)]
DigitalGlobe	4.5%	BB
Wyndham Worldwide	4.5%	BBB-
Caterpillar	4.3%	A
SoftBank	4.2%	BB+
Coca-Cola Refreshments USA	3.5%	A+
Life Technologies	3.1%	BBB
General Electric	3.1%	AA+
BT	3.0%	BBB
IBM	3.0%	AA-
American Express	2.7%	A+

Weighted Avg. Lease Term: 8.0 years[(1)]

+

SIGNATURE OFFICE REIT

Top Tenants	% of Portfolio [(1)]	S&P[(2)]
Time Warner Cable	13.9%	BBB
State Farm	12.8%	AA
Leidos	10.5%	BBB-
GE Oil & Gas	8.8%	AA+
T-Mobile	8.5%	BBB+
Jackson National Life Insurance Company	7.6%	AA
Cameron	5.6%	BBB+
Qwest [(3)]	4.5%	BBB-
Humana	3.8%	A
CF Industries	3.4%	BBB

Weighted Avg. Lease Term: 4.8 years[(1)]

=

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

Top Tenants	% of Portfolio [(1)]	S&P[(2)]
General Electric / GE Oil & Gas	4.5%	AA+
Time Warner Cable	3.6%	BBB
DigitalGlobe	3.4%	BB
Wyndham Worldwide	3.4%	BBB-
State Farm	3.3%	AA
Caterpillar	3.2%	A
SoftBank	3.1%	BB+
Leidos	2.7%	BBB-
T-Mobile	2.2%	BBB+
Jackson National Life Insurance Company	1.9%	AA

Weighted Avg. Lease Term: 7.2 years[(1)]

The portfolio will have 74% investment grade tenants[(2)] and no tenant or company will represent more than 4.5% of total annualized net rent.

Note: GCEAR figures exclude the 80% ownership interest in a joint venture with Digital Realty Trust, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. The property is fully leased to Facebook, Inc. and Morgan Stanley. The gross acquisition value was $187.5 million, including closing costs, which was partially funded with a stand alone credit facility of $102.0 million. The initial investment made was $68.4 million.

(1) Based on Signature annualized net rents as of 9/30/14 and GCEAR net rents as reported in 3Q 2014 Form 10-Q.

(2) Investment grade ratings are those of either tenant and/or guarantors with investment grade ratings, or whose non-guarantor parent companies have investment grade ratings.

(3) The Guarantor currently has senior unsecured bonds that are rated 'BBB-' by S&P.

Flexible Debt Maturity Profile for Combined Company

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

Pro Forma Combined Debt Maturity Profile


(in millions)
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$38.9
$19.7
$480.5
$109.8
$23.7
$110.6
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Thereafter
Secured
Unsecured

GCEAR's low leveraged balance sheet and utilization of unsecured debt renders its balance sheet well-positioned to potentially pursue an investment grade rating in the future.

Note: Pro forma includes the retirement of $159 million of outstanding Signature REIT debt, as of 9/30/2014, utilizing GCEAR's line of credit, which matures in 2019.

Signature Office REIT – Selected Properties

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

Jackson National Life – Denver, CO	Leidos – Columbia, MD
	6841

Signature Office REIT – Selected Properties

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

Time Warner Cable – Herndon, VA



State Farm – Atlanta, GA



Griffin Capital Essential Asset REIT – Selected Properties

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

Coca-Cola Refreshments, USA, Inc. – Atlanta, GA



Schlumberger Technology Corp. – Houston, TX



Griffin Capital Essential Asset REIT – Selected Properties

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE™ OFFICE REIT

Digital Globe, Inc. – Westminster, CO	Wyndham Worldwide Operations – Parsippany, NJ
	

Griffin Capital Essential Asset REIT – Selected Properties

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT

Vanguard Group – Charlotte, NC	Thermo Fisher Scientific, Inc. – Carlsbad, CA
	

Combination with Signature Creates…

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE™ OFFICE REIT

- ✔ ~$3 billion[(1)] predominantly single-tenant, net lease office and industrial REIT
- ✔ Increased scale and diversification
- ✔ Opportunity to realize savings through elimination of duplicative public company costs
- ✔ Access to experienced Griffin Capital management team with strong track record
- ✔ Enhanced platform with better ability to provide eventual liquidity options to stockholders

Strategic Combination of Complementary Net Lease Office and Industrial Portfolios Leased to Credit Tenants for "Business-Essential" Operations

(1) Capitalization based on gross proceeds raised in each company's respective equity offerings plus outstanding debt.

Appendix

About Griffin Capital Corporation

GRIFFIN CAPITAL ESSENTIAL ASSET REIT | SIGNATURE OFFICE REIT



GRIFFIN CAPITAL
ESTABLISHED
1995
ACQUIRED/CONSTRUCTED OVER
31 Million SQ FT
SENIOR MANAGEMENT
25 YEARS
Average experience
COLLECTIVELY COMPLETED
TRANSACTIONS
VALUED OVER
$16B
CURRENTLY
OWN, MANAGE,
SPONSOR AND/OR
CO-SPONSOR
PROPERTIES
REPRESTNTED IN
33
STATES
$5.4B
ASSET
VALUE

Griffin Capital Corporation ("Griffin Capital") is a privately-owned real estate company headquartered in Los Angeles. Griffin Capital is led by senior executives, each with more than two decades of real estate experience who have collectively closed transactions representing over $16 billion in value. Griffin Capital and affiliates have acquired or constructed over 31 million square feet of space since 1995, and currently own, manage, sponsor and/or co-sponsor an institutional-quality portfolio of approximately 28 million square feet located in 33 states and 1 million square feet located in the United Kingdom, representing approximately $5.4 billion in asset value. Additional information about Griffin Capital is available at www.griffincapital.com.

About GCEAR and Signature REITs

Griffin Capital Essential Asset REIT

Griffin Capital Essential Asset REIT, Inc. is a publicly-registered non-traded REIT with a portfolio, as of September 30, 2014, that included 54[(1)] office and industrial distribution properties totaling approximately 12.6 million rentable square feet. For information on Griffin Capital Essential Asset REIT, visit www.griffincapital.com.

Signature Office REIT

Signature Office REIT is a self-managed, non-traded, public real estate investment trust focused primarily on core office real estate. Currently, the Signature Office REIT portfolio includes 15 office buildings in 8 states, covering more than 2.6 million square feet. For information on Signature Office REIT, visit www.signaturereit.com.

(1) GCEAR figures exclude the 80% ownership interest in a joint venture with Digital Realty Trust, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. The property is fully leased to Facebook, Inc. and Morgan Stanley. The gross acquisition value was $187.5 million, including closing costs, which was partially funded with a stand alone credit facility of $102.0 million. The initial investment made was $68.4 million.

Griffin Capital Corporation Executives Who Average More Than Two Decades of Real Estate Industry Experience

Name	Title	Years of Experience	Years at Griffin
Kevin Shields	Chairman & CEO	30	18
David Rupert	President	32	12
Michael Escalante	Chief Investment Officer	27	8
Joseph Miller	Chief Financial Officer	26	7
Mary Higgins	General Counsel, Real Estate	29	10
Howard Hirsch	General Counsel, Securities	16	1*
Don Pescara	Managing Director, Acquisitions	27	17
Julie Treinen	Managing Director, Asset Management	23	10
Eric Kaplan	Managing Director, Acquisitions	27	2
Scott Tausk	Managing Director, Asset Management	28	1
Robert Corry	Managing Director, Acquisitions	28	1

* Griffin Capital outside counsel for over 6 years prior to joining Griffin Capital

Griffin Capital Essential Asset REIT to Merge With Signature Office REIT

November 2014




GE Oil & Gas

www.griffincapital.com

GRIFFIN CAPITAL ESSENTIAL ASSET REIT

SIGNATURE OFFICE REIT